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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 14, 2003
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                        1-10702               34-1531521
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 (State or Other Jurisdiction            (Commission            (IRS Employer
       of Incorporation)                File Number)         Identification No.)



    500 Post Road East, Suite 320, Westport, Connecticut             06880
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          (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         Terex Corporation (the "Company" or "Terex") announced on November 14, 2003 that effective January 1, 2004, Fil Filipov, currently President and CEO of Terex Cranes, will retire from full time employment with the Company. Fil Filipov will continue, through a newly formed consulting company focused on restructuring activities, to serve Terex as a consultant working on special projects. Fil Filipov and his company have committed to consult with the Company for a period of three years for a minimum of 26 weeks a year. The Company also announced that Steve Filipov has been named President of Terex Cranes effective January 1, 2004. Steve Filipov has served most recently as Group President of Terex Cranes International. The Company also announced that Chris Ragot, currently President of Terex Utilities, has been given additional responsibility for the Terex Roadbuilding and Terex Advance Mixer businesses effective immediately.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 14, 2003


                                           TEREX CORPORATION


                                           By:  /s/ Eric I Cohen
                                                Eric I Cohen
                                                Senior Vice President



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